UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

     (215) 256-8851
(Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Current Report on Form 8-K

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2009, the registrant amended Article 5 of its Articles of Incorporation to increase the number of authorized shares of the registrant’s common stock, par value $1.00 per share, from 75,000,000 to 200,000,000 shares. The amendment to Article 5 was previously approved and adopted by the registrant’s shareholders at the annual meeting of shareholders held on April 28, 2009. The Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3.1 and are incorporated in this Item 5.03 by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed thereunto duly authorized.

                                            Harleysville National Corporation

Date: May 13, 2009                                                                           /s/ George S. Rapp
                             George S. Rapp
                                   Executive Vice President and
                                Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation